UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GEOVAX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY COPIES

GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

Notice of SPECIAL Meeting of Stockholders and Proxy Statement

To Our Stockholders:

You are hereby notified that a Special Meeting of Stockholders of GeoVax Labs, Inc. (“GeoVax” or the “Company”) will be held on August 4, 2017, at 8:00 a.m. local time, at the offices of Womble Carlyle Sandridge & Rice, LLP, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, for the following purposes:

To approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 300,000,000 to 600,000,000.

Stockholders of record at the close of business on June 5, 2017 are entitled to notice of the Special Meeting and at any continuation or adjournment thereof.

The Company is using the U.S. Securities and Exchange Commission rule that allows us to furnish proxy materials over the Internet. On or about June __, 2017, the Company started mailing to its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions on how to access the Proxy Statement and vote online or by telephone. The Notice also contains instructions on how stockholders can receive a paper copy of the Proxy Statement and a form of proxy card or voting instruction card. Stockholders who receive a paper copy of the Proxy Statement and a form of proxy card or instruction card may vote online, by telephone or by mail.

If your shares are held in "street name" through a broker, bank or other nominee, your broker, bank or nominee cannot vote your shares for the amendment to our Certificate of Incorporation unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, we highly encourage you to instruct them regarding how to vote your shares.

Please vote as promptly as possible, whether or not you plan to attend the Special Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. Even though you vote, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors,

June __, 2017 Smyrna, Georgia	Mark W. Reynolds Corporate Secretary

i

TABLE OF CONTENTS

Page

Notice of SPECIAL Meeting of Stockholders and Proxy Statement	i

About this Proxy Statement	1

Proposal Amendment of our Certificate of Incorporation to Increase the Number of Shares of Authorized Common Stock	3

Security Ownership of Principal Stockholders, Directors and Executive Officers	6

Other Matters	8

ANNEX A Certificate of Amendment to the Certificate of Incorporation of Geovax Labs, Inc.	A-1

ii

PRELIMINARY COPIES

GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

PROXY STATEMENT

For The

SPECIAL MEETING OF STOCKHOLDERS

To Be Held August 4, 2017

About this Proxy Statement

This Proxy Statement is furnished by GeoVax Labs, Inc., a Delaware corporation, in connection with the solicitation of your proxy by the Company’s Board of Directors for use at a Special Meeting of Stockholders to be held at the offices of Womble Carlyle Sandridge & Rice, LLP 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, on August 4, 2017, at 8:00 a.m. local time and at any continuation or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on August 4, 2017.

The Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy are available at www.proxyvote.com.

The Company is using the U.S. Securities and Exchange Commission (“SEC”) rule that allows us to furnish our proxy materials over the Internet. On or about June __, 2017, the Company started mailing to its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions on how to access this Proxy Statement and vote online or by telephone. The Notice also contains instructions on how stockholders can receive a paper copy of this Proxy Statement and a form of proxy card or voting instruction card. Stockholders who receive a paper copy of this Proxy Statement and a form of proxy card or instruction card may vote online, by telephone or by mail. By furnishing proxy materials over the Internet, the Company lowers the costs and reduces the environmental impact of the Special Meeting.

The Proposal

At the Special Meeting, the stockholders will be asked to consider and vote upon the following proposal, which we refer to as the “Proposal”:

To approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 300,000,000 to 600,000,000;

Voting

Stockholders of record may vote:

●

By Internet – Over the Internet, by going to www.proxyvote.com. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

●

By Telephone – Over the telephone, by dialing 1-800-690-6903 from any touch-tone telephone. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and follow the instructions.

●

By Mail – By mail using the enclosed proxy card. Please complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 91 Mercedes Way, Edgewood, New York 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.

●	By Attending the Meeting in Person – By attending the meeting in person and voting.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on August 3, 2017.

A large number of banks, brokerage firms and other nominees participate in online programs which provide the opportunity to vote over the Internet or by telephone to eligible beneficial owners who hold their shares in “street name” rather than as a stockholder of record. “Street name” stockholders who elect to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the stockholder information and voting instructions. If you hold your shares in “street name” and the voting instruction form that you receive from your brokerage firm, bank or other nominee does not reference Internet or telephone information, or if you prefer to vote by mail, please complete and return the paper voting instruction form. In order to vote shares held in “street name” in person at the Special Meeting, a proxy issued in the owner’s name must be obtained from the stockholder of record (typically your brokerage firm, bank or other nominee) and presented at the Special Meeting.

Stockholders of record and “street name” stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers, for which the stockholder is responsible.

“Broker non-votes” are proxies received from banks, brokerage firms or other nominees holding shares on behalf of their “street name” clients who have not been given specific voting instructions from such clients with respect to matters such as the Proposal. The banks, brokerage firms or other nominees do not have the authority to vote your shares in their discretion on the amendment to the Certificate of Incorporation and may not vote them on the Proposal unless given specific voting instructions from you. If you hold your shares in street name and do not provide voting instructions to your brokerage firm, bank or other nominee with respect to the amendment to the Certificate of Incorporation your shares will not be voted on the Proposal.

Revocability of Proxy

If you give us a proxy you will have the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to us at our principal executive offices located at 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080; Attention: Corporate Secretary. The proxy may also be revoked by attending the meeting and revoking your proxy in writing or voting in person.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. If no instructions are indicated, the proxy will be voted FOR the approval of the Proposal. We currently know of no other matters to be considered at the Special Meeting of Stockholders. If, however, any other matters come before the Special Meeting of Stockholders, or any adjournment or adjournments thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors fixed June 5, 2017 as the record date (the “Record Date”) for determining holders of our common stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 61,913,900 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the stockholder of record to one vote on each matter to be voted upon at the meeting. A majority of the shares of common stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum is not present or represented at the Special Meeting, the Chairman of the meeting or the stockholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. Cumulative voting is not permitted. Stockholders do not have dissenters’ rights of appraisal with respect to the Proposal.

Unless otherwise indicated on the proxy, your shares will be voted “FOR” the amendment to the Certificate of Incorporation.

Solicitation

The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone, email, or facsimile. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to solicit proxies from brokerage firms, banks and institutional holders of shares. Innisfree. will be paid a fee of $5,000 plus reimbursement of expenses for its services. The Company will bear the cost of such solicitation.

Quorum and Approval of Proposal

For there to be a quorum at the meeting, a majority of the shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. Each share of common stock is entitled to one vote. Shares held by stockholders of record or their nominees who do not vote by proxy or attend the Special Meeting in person will not be considered present or represented at the Special Meeting and will not be counted in determining the presence of a quorum. Properly completed and executed proxies that reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure that your shares will be voted at the meeting in the manner that you desire.

The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

Proposal
Amendment of our Certificate of Incorporation
to Increase the Number of Shares of Authorized Common Stock

Our Certificate of Incorporation (the “Certificate”) currently authorizes us to issue a total of 300,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.01 par value. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate of Incorporation (the “Amendment”) to implement an increase in the number of shares of authorized common stock, $0.001 par value, from 300,000,000 shares to 600,000,000.

The Board is proposing the Amendment, in substantially the form attached hereto as Annex A, to increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares. Of the 300,000,000 shares of common stock currently authorized by the Certificate, as of June 5, 2016, 61,913,900 shares are issued and outstanding, 285,714 shares are reserved for issuance upon conversion of outstanding Series B Convertible Preferred shares; 139,926,535 shares are reserved for issuance upon conversion of outstanding Series C Convertible Preferred shares; 66,666,666 shares are reserved for issuance upon conversion of outstanding Series D Convertible Preferred shares; 27,822,910 shares are reserved for issuance upon exercise of existing stock purchase warrants, and 3,384,275 shares are reserved for future issuance under existing equity incentive awards. Therefore, we currently have no authorized shares of common stock available for future issuance.

The Board has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware, we are hereby seeking approval of the Amendment by our stockholders.

No changes to the Certificate are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under our Certificate of Incorporation.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

Reasons for the Amendment

On May 8, 2017, we entered into a private placement transaction and executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 1,000 shares of our Series D Convertible Preferred Stock (the “Series D Preferred Shares”) for gross proceeds to the Company of $1,000,000. Each Series D Preferred Share is initially convertible into approximately 66,666.666 shares of our Common Stock for an aggregate total of 66,666,666 shares of our Common Stock (the “Conversion Shares”) at an initial conversion price of $0.015 per share of Common Stock. The funds will be applied to our operating expenses.

As a result of entering into the Securities Purchase Agreement, the conversion price of our Series C Convertible Preferred Stock (the “Series C Preferred Shares”) was automatically reset, resulting in 133,848,213 shares of additional Common Stock needed to address an increase in the number of shares required for issuance upon conversion of the Series C Preferred Stock. However, only 85,425,015 of the unissued authorized shares are available, which means up to an additional 48,423,198 shares of Common Stock of the Company are not yet available for issuance upon conversion of the Series C Preferred Stock and may not be issued until sufficient authorized shares are available. The Purchasers who now hold Series C Preferred Stock, warrants, and who now hold Series D Preferred Stock, have agreed that they will forbear conversion of preferred stock (or exercise of warrants for) the last 48,423,198 shares of Common Stock they are entitled to receive or acquire until sufficient shares of Common Stock are authorized and available to be issued. Upon approval of this Proposal, up to 48,423,198 shares of Common Stock shall automatically be reserved for issuance upon conversion of Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, or the warrants currently held by the Purchasers.

Additionally, the Board of Directors believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, or for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth. Except as described herein, there are currently no agreements or understandings regarding the issuance of any of the additional shares of common stock that would become available if the number of authorized shares of common stock is increased as proposed.

In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the number of shares issuable upon conversion of the outstanding Series B, Series C and Series D Preferred Stock and exercise of outstanding stock options and stock purchase warrants, and that over a number of years the Company may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions. If the stockholders do not approve the Proposal, then the Company will not have needed additional shares available, and the Company has agreed to call a Special Meeting of Stockholders every four months to seek such stockholder approval.

Other than issuances pursuant to equity incentive plans and currently outstanding warrants and convertible preferred stock, as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

Potential Effects of the Amendment

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of common stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our common stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our stock could dilute the earnings per share and book value per share of our outstanding common stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of the Amendment

If the Amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Certificate of Incorporation, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Annex A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal to allow for an amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock to 600,000,000.

Security Ownership of
Principal Stockholders, Directors and Officers

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of June 5, 2017 by (1) each director; (2) each of our Named Executive Officers; (3) all executive officers and directors as a group; and (4) each additional person who is known by us to beneficially own more than 5% of our common stock. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Amount and Nature of Beneficial	Percent
Name of Beneficial Owner (1)	Ownership	of Class (2)
Directors and Executive Officers:
Randal D. Chase (3)	67,600	*
David A. Dodd (4)	265,791	*
Farshad Guirakhoo (5)	33,333	*
Dean G. Kollintzas (6)	214,691	*
Robert T. McNally (7)	291,605	*
Mark W. Reynolds (8)	262,000	*
Harriet L. Robinson (9)	1,337,059	2.3%
John N. Spencer, Jr. (10)	214,691	*
All executive officers and directors as a group (8 persons) (11)	2,655,070	4.4%
All 5% Stockholders:
Emory University (12)	4,621,405	7.9%
Sabby Healthcare Master Fund, Ltd (13)	6,533,000	9.99%
Sabby Volatility Warrant Master Fund, Ltd (14)	6,533,000	9.99%

 ___________

* Less than 1%

(1)	Except as otherwise indicated, the business address of each director and executive officer listed is c/o GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.
(2)	This table is based upon information supplied by officers and directors, and with respect to principal stockholders, Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 61,913,900 shares of common stock outstanding as of June 5, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 5, 2017, as well as shares of preferred stock which may be converted at any time at the option of the holder, are deemed outstanding.
(3)	Includes options to purchase 27,600 shares of common stock exercisable within 60 days of June 5, 2017.
(4)	Includes options to purchase 138,066 shares of common stock exercisable within 60 days of June 5, 2017.
(5)	Includes options to purchase 33,333 shares of common stock exercisable within 60 days of June 5, 2017.
(6)	Includes options to purchase 168,066 shares of common stock exercisable within 60 days of June 5, 2017.
(7)	Includes options to purchase 249,400 shares of common stock exercisable within 60 days of June 5, 2017.
(8)	Includes options to purchase 196,000 shares of common stock exercisable within 60 days of June 5, 2017.
(9)	Includes options to purchase 163,333 shares of common stock exercisable within 60 days of June 5, 2017.
(10)

Includes options to purchase 168,066 shares of common stock exercisable within 60 days of June 5, 2017. Mr. Spencer shares voting and investment power with his spouse with respect to 46,625 shares and a warrant for 22,388 shares which are owned jointly by them.

(11)

Includes options to purchase 1,143,864 shares of common stock exercisable within 60 days of June 5, 2017. Unless otherwise noted, none of our Directors or Executive Officers have pledged any of their beneficially-owned shares as security for any obligation.

(12)	The address for this stockholder is Administration Building, 201 Dowman Drive, Atlanta, Georgia 30322.

(13)	The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. Includes 1,527,683 shares of common stock, 94,174,733 shares of common stock issuable upon conversion of Series C Preferred Stock, 33,333,333 shares of common stock issuable upon conversion of Series D Preferred Stock, and warrants to purchase 13,411,455 shares of common stock exercisable within 60 days of June 5, 2017. The Series C Preferred Stock, the Series D Preferred Stock, and the warrants owned by this stockholder contain exercise and conversion limitations providing that a holder thereof may not convert or exercise (as the case may be) to the extent (but only to the extent) that, if after giving effect to such conversion or exercise (as the case may be), the holder or any of its affiliates would beneficially own in excess of either 4.99% (for conversion of the Series C Preferred Stock), 9.99% (for conversion of the Series D Preferred Stock), or 9.99% for exercise of warrants (the “Maximum Percentage”) of the outstanding shares of common stock immediately after giving effect to such conversion or exercise (as the case may be). To the extent the above limitation applies, the determination of whether a share of preferred stock or warrant shall be exercisable or convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). Sabby Management, LLC shares voting and investment power with respect to these shares on behalf of this stockholder. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of this stockholder. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. Except as described above, none of the holders has had, within the past three years, any position, office or other material relationship with the Company or any of our predecessors or affiliates.
(14)	The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. Includes 1,521,667 shares of common stock, 94,175,000 shares of common stock issuable upon conversion of Series C Preferred Stock, 33,333,333 shares of common stock issuable upon conversion of Series D Preferred Stock, and warrants to purchase 13,411,455 shares of common stock exercisable within 60 days of June 5, 2017. The Series C Preferred Stock, the Series D Preferred Stock, and the warrants owned by this stockholder contain exercise and conversion limitations providing that a holder thereof may not convert or exercise (as the case may be) to the extent (but only to the extent) that, if after giving effect to such conversion or exercise (as the case may be), the holder or any of its affiliates would beneficially own in excess of either 4.99% (for conversion of the Series C Preferred Stock), 9.99% (for conversion of the Series D Preferred Stock), or 9.99% for exercise of warrants (the “Maximum Percentage”) of the outstanding shares of common stock immediately after giving effect to such conversion or exercise (as the case may be). To the extent the above limitation applies, the determination of whether a share of preferred stock or warrant shall be exercisable or convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). Sabby Management, LLC shares voting and investment power with respect to these shares on behalf of this stockholder. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of this stockholder. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. Except as described above, none of the holders has had, within the past three years, any position, office or other material relationship with the Company or any of our predecessors or affiliates.

Other Matters

Stockholder Proposals

As disclosed in our proxy statement for our Annual Meeting of Stockholders held on June 5, 2017, any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next Annual Meeting of Stockholders to be held in 2018 must be received by us on or before December 27, 2017. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy statement and proxy in 2018. Stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after March 12, 2018. If a stockholder proposal received after March 12, 2018 is considered at the Annual Meeting, the appointed proxies will have discretionary authority to vote on the matter. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements, even if it was not discussed in this proxy statement.

Notice of intention to present a proposal at the 2018 Annual Meeting of Stockholders should be addressed to Corporate Secretary, GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.

Delivery of Documents to Stockholders Sharing an Address

Some banks, brokers or other nominees may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy statement, form of proxy, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, may have been sent to multiple stockholders living in the same household. We will promptly arrange for delivery of a separate copy of our proxy statement, form of proxy, or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder of record who shares with another stockholder an address to which only one copy was delivered upon request made (i) in writing to us at GeoVax Labs, Inc., Attention: Corporate Secretary, 1900 Lake Park Drive, Suite, 380, Smyrna, Georgia 30080, (ii) by calling us at (678) 384-7220, or (iii) via e-mail to investor@geovax.com. Any stockholder who shares with another stockholder an address that receives only one copy of our proxy statement and wishes to receive a separate copy of any such document in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee, or contact us at the above address and telephone number.

By Order of the Board of Directors

Mark W. Reynolds

Corporate Secretary

ANNEX A

Certificate of Amendment
to the Certificate of Incorporation
of
Geovax Labs, Inc.

GeoVax Labs, Inc., a Delaware corporation (the “Corporation”), does hereby certify that the Corporation’s Certificate of Incorporation originally filed with the Delaware Secretary of State on June 17, 2008, as amended by the following:

●	Certificate of Merger filed June 18, 2008, as further amended by the following documents:
●	Certificate of Amendment to the Certificate of Incorporation filed April 13, 2010;
●	Certificate of Amendment to the Certificate of Incorporation filed April 27, 2010;
●	Certificate of Designation filed on March 20, 2012;
●	Certificate of Amendment to the Certificate of Incorporation filed August 1, 2013;
●	Amendment to Certificate of Designation filed on December 12, 2013;
●	Certificate of Designation filed on December 12, 2013;
●	Certificate of Designation filed on February 27, 2015,
●	Certificate of Amendment to the Certificate of Incorporation filed May 13, 2015;
●	Certificate of Amendment to the Certificate of Incorporation filed June 14, 2016; and
●	Certificate of Designation filed on May 9, 2017.

IS HEREBY FURTHER AMENDED pursuant to Section 242 of the General Corporation Law of the State of Delaware.

The Corporation does hereby further certify that this Certificate of Amendment was duly adopted by the Corporation’s Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

The Certificate of Incorporation of the Corporation, as amended, is hereby amended as follows:

The first paragraph of Article IV of the Certificate of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

"The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 610,000,000 shares, which are divided into two classes consisting of: (a) 600,000,000 shares of Common Stock, par value $0.001 per share, and (b) 10,000,000 shares of Preferred Stock, par value $0.01 per share."

The remainder of the Certificate of Incorporation shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on ____________________, 2017.

GEOVAX LABS, INC.

Name:
Title:

A-1

GEOVAX LABS, INC.	Preliminary Copies
SUITE 380 ATTN: CORPORATE SECRETARY 1900 LAKE PARK DRIVE SMYRNA, GEORGIA 30080

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GEOVAX LABS, INC.
The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

1.		Approval of an amendment to the Certificate of Incorporation of GeoVax Labs, Inc. to increase the authorized shares of common stock, $0.001 par value, from 300,000,000 to 600,000,000.	☐	☐	☐

NOTE: And such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

GEOVAX LABS, INC.

This proxy is solicited by the Board of Directors

Special Meeting of Stockholders

August 4, 2017, 8:00 a.m.

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" approval of the proposal set forth in the proxy statement. The stockholder represented herein appoints Robert McNally and Mark Reynolds, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder at the Special Meeting of Stockholders of GeoVax Labs, Inc. to be held at the offices of Womble Carlyle Sandridge & Rice, LLP, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, on August 4, 2017 at 8:00 a.m. local time, and in any adjournment or postponement thereof as specified in this proxy.

[Continued and to be signed on reverse side.]